Exhibit 99.1

CVS Health Acquisition of Aetna Moving Forward on Agreement with

U.S. Department of Justice

Transaction on track to close in early part of Q4 2018

Woonsocket, RI (October 10, 2018) – CVS Health (NYSE: CVS) today announced that it has entered into an agreement with the U.S. Department of Justice (DOJ) that allows it to proceed with its proposed acquisition of Aetna (NYSE: AET). DOJ clearance is a key milestone toward finalizing the transaction, which is also subject to state regulatory approvals, many of which have been granted. CVS Health’s acquisition of Aetna remains on track to close in the early part of Q4 2018.

“DOJ clearance is an important step toward bringing together the strengths and capabilities of our two companies to improve the consumer health care experience,” said CVS Health President and Chief Executive Officer Larry J. Merlo. “We are pleased to have reached an agreement with the DOJ that maintains the strategic benefits and value creation potential of our combination with Aetna. We are now working to complete the remaining state reviews.”

Merlo added, “CVS Health and Aetna have the opportunity to combine capabilities in technology, data and analytics to develop new ways to engage patients in their total health and wellness. Our focus will be at the local and community level, taking advantage of our thousands of locations and touchpoints throughout the country to intervene with consumers to help predict and prevent potential health problems before they occur. Together, we will help address the challenges our health care system is facing, and we’ll be able to offer better care and convenience at a lower cost for patients and payors.”

Following the close of the transaction, Aetna will operate as a standalone business within the CVS Health enterprise and will be led by members of its current management team.

As part of the agreement reached with the DOJ, as previously announced, Aetna entered into an asset purchase agreement with a subsidiary of WellCare Health Plans, Inc. (NYSE: WCG) for the divestiture of Aetna’s standalone Medicare Part D prescription drug plans, which have an aggregate of approximately 2.2 million members. Aetna will provide administrative services to and will retain the financial results of the divested plans through 2019. DOJ’s clearance, subject to this limited divestiture, moves CVS Health closer to realizing the substantial synergies and value expected from the combination.

About CVS Health

CVS Health is a pharmacy innovation company helping people on their path to better health. Through its more than 9,800 retail locations, more than 1,100 walk-in medical clinics, a leading pharmacy benefits manager with approximately 94 million plan members, a dedicated senior pharmacy care business serving more than one million patients per year, expanding specialty pharmacy services, and a leading stand-alone Medicare Part D prescription drug plan, the company enables people, businesses and communities to manage health in more affordable and effective ways. This unique integrated model increases access to quality care, delivers better health outcomes and lowers overall health care costs. Find more information about how CVS Health is shaping the future of health at https://www.cvshealth.com.

Investor Contact:

Mike McGuire

(401) 770-4050

michael.mcguire@cvshealth.com

Media Contact:

Carolyn Castel

Carolyn.Castel@CVSHealth.com

401-770-5717

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the transaction, CVS Health filed a registration statement on Form S-4 with the Securities and SEC, which includes a joint proxy statement of CVS Health and Aetna that also constitutes a prospectus of CVS Health. The registration statement was declared effective by the SEC on February 9, 2018 (the “Registration Statement”), and CVS Health and Aetna commenced mailing the definitive joint proxy statement/prospectus to stockholders of CVS Health and shareholders of Aetna on or about February 12, 2018 (the “Joint Proxy Statement/Prospectus”) and the special meeting of the stockholders of CVS Health and the shareholders of Aetna was held on March 13, 2018. INVESTORS AND SECURITY HOLDERS OF CVS HEALTH AND AETNA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by CVS Health or Aetna through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CVS Health are available free of charge within the Investors section of CVS Health’s Web site at http://www.cvshealth.com/investors or by contacting CVS Health’s Investor Relations Department at 800-201-0938. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-0896.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Aetna, Inc. (“Aetna”).    This communication may contain forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s and Aetna’s control.

Statements in this communication regarding CVS Health and Aetna that are forward-looking, including CVS Health’s and Aetna’s projections as to the closing date of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 3, 2017 (“Merger Agreement”), among CVS Health, Aetna and Hudson Merger Sub Corp., a wholly-owned subsidiary of CVS Health (the “transaction”), the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on CVS Health’s and Aetna’s businesses, the expected terms and scope of the expected financing for the transaction, the ownership percentages of CVS Health’s common stock of CVS Health stockholders and Aetna shareholders at closing, the aggregate amount of indebtedness of CVS Health following the closing of the transaction, CVS Health’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, CVS Health’s and Aetna’s respective share repurchase programs and ability and intent to declare future dividend payments, the number of prescriptions used by people served by the combined companies’ pharmacy benefit business, the synergies from the transaction, and CVS Health’s, Aetna’s and/or the combined company’s future operating results, are based on CVS Health’s and Aetna’s managements’ estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond their control. In particular, projected financial information for the combined businesses of CVS Health and Aetna is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of CVS Health and Aetna. Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the proposed transaction may not be satisfied; the outcome of litigation related to the transaction; the ability to achieve the synergies and value creation contemplated; CVS Health’s ability to promptly and effectively integrate Aetna’s businesses; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this communication may contain forward-looking statements regarding CVS Health’s or Aetna’s respective businesses, financial condition and results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or Aetna or that they currently believe to be immaterial also may cause CVS Health’s or Aetna’s actual results to differ materially from those expressed in the forward-looking statements, adversely impact their respective businesses, CVS Health’s ability to complete the transaction and/or CVS Health’s ability to realize the expected benefits from the transaction. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transaction and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the transaction and/or realize the expected benefits from the transaction. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s and Aetna’s respective filings with the SEC, including the risk factors discussed in “Item 1.A. Risk Factors” in CVS Health’s and Aetna’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

You are cautioned not to place undue reliance on any CVS Health’s and Aetna’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Aetna assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

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